UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	September 30, 2020

Date of reporting period:	October 1, 2019 — March 31, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam Government Money Market Fund

Semiannual report
3 | 31 | 20

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PGDXX

Putnam Government
Money Market
Fund

Semiannual report
3 | 31 | 20

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

May 12, 2020

Dear Fellow Shareholder:

After a period of gains and relative tranquility, global financial markets encountered considerable challenges in early 2020 as COVID-19, the disease caused by the coronavirus, spread around the world. By mid-March, major U.S. indexes had fallen into bear market territory, defined as a 20% drop from a previous high. As often happens when stocks decline sharply, bonds generally provided better results. As investors rushed to safe havens, the yield on the benchmark 10-year U.S. Treasury note fell to historic lows.

Central banks and governments worldwide have enacted measures to inject liquidity into the markets and restore confidence. It is still unclear what the costs will be and how long the effects of the COVID-19 pandemic will last, but history has shown that markets recover from downturns. For investors, we believe the most important course of action is to remember your long-term goals and consult with your financial advisor. At Putnam, our investment professionals remain focused on actively managing fund portfolios with a research-intensive approach that includes risk management strategies.

We would like to take this opportunity to announce the arrival of Mona K. Sutphen to your fund’s Board of Trustees. Ms. Sutphen brings extensive professional and directorship experience to her role as a Trustee, and we are pleased to welcome her.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Class A shares do not bear an initial sales charge. For a portion of the periods, the fund had expense limitations, without which returns and yield would have been lower. Yield reflects current performance more closely than total return. See below and pages 6–7 for additional performance information. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/20. See above and pages 6–7 for additional fund performance information. Index descriptions can be found on pages 10–11.

2 Government Money Market Fund

Joanne has an M.B.A. from the D’Amore-McKim School of Business at Northeastern University and a B.S. from Westfield State College. She joined Putnam in 1995 and has been in the investment industry since 1992.

Jonathan has a B.A. from Northeastern University. He has been in the investment industry since he joined Putnam in 1990.

Please describe the money market environment during the six-month reporting period ended March 31, 2020.

JOANNE Short-term interest rates, which influence money market yields, trended sharply lower during the period in response to the Federal Reserve’s monetary policy. In October 2019, the Fed lowered its benchmark rate from a target range of 1.75%–2.00% to 1.50%–1.75%. The Fed also signaled its intent to maintain the current rate environment by pausing and allowing the stimulative effects of the rate cuts to filter through the economy. In December, the Fed held interest rates steady and indicated that it expected to leave rates unchanged in 2020 as long as market conditions remained broadly consistent with the central bank’s outlook.

However, an unprecedented disruption occurred as the coronavirus pandemic spread around the world, shutting down major economies and increasing the risk of a global recession. Investors reacted to the threat by shifting assets from the equity and credit markets toward the safety of government-related securities. This precipitated a liquidity crisis for many asset

Government Money Market Fund 3

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

classes. In March 2020, the Fed reacted by sharply cutting its target range to 0.00%–0.25%. In addition, it increased its open market operations and launched several credit facilities to help maintain liquidity throughout the financial system. As part of these emergency measures, the Fed created the Money Market Mutual Fund Liquidity Facility [MMLF] to allow prime money funds to access funding by selling eligible commercial paper holdings as the need arose. By the end of the month, it appeared the interventions by the Fed had begun to work given signs that the flight-to-quality transfer of assets had slowed.

Over the period, the three-month London Interbank Offered Rate [LIBOR] fell from 2.07% on September 30, 2019, to 1.45% on March 31, 2020. LIBOR remained higher than typical following a series of Fed cuts, which reflected a credit premium being required for participating banks to acquire market funding during this period of stress. The Fed’s Secured Overnight Financing Rate [SOFR] fell much more sharply from 2.35% at the beginning of the period to 0.01%. In our view, this reflected the success of the Fed’s ability to control its targeted policy rate through its open market operations.

With investors seeking refuge from the pandemic-induced correction, demand for U.S. government and Treasury money market mutual funds rose sharply in March. As a result, money market assets under management rose to a new record of $4.624 trillion. [Crane Data, Money Fund Intelligence, April 2020.]

How did the fund perform during the reporting period?

JOANNE The fund’s class A shares returned 0.50% at net asset value for the six months ended March 31, 2020, roughly in line with the average return of its Lipper peer group, U.S. Government Money Market Funds.

How did you manage the fund in this market environment?

JONATHAN The fund continues to be primarily invested in U.S. Treasury bills and notes, U.S. government agency securities, and repurchase agreements (repos). Agency securities are issued by a federal agency or government-sponsored entities such as Federal Home Loan Banks, Federal Home Loan Mortgage Corp., and the Federal Farm Credit Bank Funding Corp. Repos are fully collateralized by Treasury and/or agency mortgage securities.

For much of the period, we looked for fixed-rate opportunities in the six- to nine-month maturity range to lock in higher rates. However, as Fed monetary policy shifted dramatically in March away from a stable-rate environment, the fund experienced significant inflows from investors

4 Government Money Market Fund

seeking refuge from the market uncertainty. In turn, term rates fell, reflecting the Fed’s new policy directives, including its decision to effectively cut short-term rates to zero.

Against this backdrop, the fund’s weighted average maturity [WAM] was relatively stable. WAM began the period at 22 days on September 30, 2019, and ended at 21 days on March 31, 2020. [WAM represents the average life of all the money market securities held in the portfolio.] The fund’s weighted average life [WAL] was 96 days on September 30, 2019. It fell to 71 days at the end of February due to the effects of yields of longer-maturity, floating-rate securities shortening. Subsequently, the fund’s WAL rose to 88 days by period-end. This was due to our decision to increase the fund’s exposure to floating-rate issuance tied to the SOFR index. [WAL represents the average length of time for all the money market securities held in the portfolio to pay off principal at maturity.]

What are your thoughts about the U.S. economy as the second quarter of 2020 begins?

JOANNE The pandemic and the fact that most of the U.S. population is under some kind of stay-at-home order is making it difficult to assess and forecast the trajectory of the economy. As the second-calendar quarter begins, it appears that the economy is contracting rapidly, with unemployment rising dramatically across a wide swath of sectors. Restaurants, hotels, sports, and a whole raft of related sectors have shut down. Others are booming, including those focused on the internet and medical products and services.

JONATHAN We expect first-calendar-quarter gross domestic product [GDP] will show a decline, but it will have the benefit of a U.S. economy that fared better in January, February, and the first days of March before the full extent of the pandemic became apparent. Second-calendar-quarter GDP will show a large contraction, in our view. Some analysts are expecting exceptionally weak numbers. It is our belief that we are in a recession, but it is a very unusual downturn. This downturn has been extraordinarily quick to develop, and sectors hit hard and early — restaurants and bars, entertainment, and personal services — are not normally the early cyclical indicators. This is far from a “typical” recession.

It is too early to be confident about when the economic contraction will end. We believe consumer demand, which drives more than two thirds of U.S. economic growth, will remain weak as long as “social distancing” remains in place. Authorities may be hesitant to lift these restrictions until there is clear evidence that infection rates have peaked and the daily number of fatalities have fallen to very low levels. Using strong assumptions based on the path of pandemic data established in China and being followed elsewhere, it is possible that the U.S. restrictions could begin to be relaxed this spring.

In this environment, we will continue to maintain a conservative portfolio of high-quality issuers and securities to ensure that the fund’s credit quality remains strong and its holdings well-diversified.

Thank you both for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Government Money Market Fund 5

Your fund’s performance

This section shows your fund’s performance and distribution information for periods ended March 31, 2020, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/20

							Current rate
							(end of period)*
							Current	Current
							7-day	7-day yield
							yield (with	(without
		Annual		Annual			expense	expense
	Life of fund	average	3 years	average	1 year	6 months	limitation)	limitation)
Class A (4/14/16)
Net asset value	3.51%	0.87%	3.49%	1.15%	1.40%	0.50%	0.01%	–0.33%
Class B (6/16/16)
Before CDSC	3.51	0.87	3.50	1.15	1.40	0.50	0.01	–0.32
After CDSC	0.51	0.13	0.50	0.17	–3.60	–4.50	—	—
Class C (6/16/16)
Before CDSC	3.50	0.87	3.49	1.15	1.40	0.50	0.01	–0.33
After CDSC	3.50	0.87	3.49	1.15	0.40	–0.50	—	—
Class G (8/30/16)
Net asset value	4.01	1.00	3.99	1.31	1.56	0.58	0.01	–0.17
Class I (4/14/16)
Net asset value	4.01	1.00	3.99	1.31	1.56	0.58	0.01	–0.18
Class P (4/14/16)
Net asset value	4.01	1.00	3.99	1.31	1.56	0.58	0.01	–0.17
Class R (6/16/16)
Net asset value	3.51	0.87	3.49	1.15	1.40	0.50	0.01	–0.33

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. None of the share classes carry an initial sales charge. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns reflect a 1% CDSC for the first year that is eliminated thereafter. Class A, G, I, P, and R shares generally have no CDSC. Performance for class B, C, G, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the expense waiver in effect at that time.

* The 7-day yield is the most common gauge for measuring money market mutual fund performance. Yield reflects current performance more closely than total return.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

6 Government Money Market Fund

Comparative Lipper returns For periods ended 3/31/20

	Life of fund	Annual average	3 years	Annual average	1 year	6 months
Lipper U.S.
Government
Money Market	3.34%	0.83%	3.34%	1.10%	1.37%	0.51%
Funds category
average*

Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, and life-of-fund periods ended 3/31/20, there were 152, 144, 134, and 123 funds, respectively, in this Lipper category.

Fund distribution information For the six-month period ended 3/31/20

Distributions	Class A	Class B	Class C	Class G	Class I	Class P	Class R
Number	6	6	6	6	6	6	6
Income	$0.005010	$0.005020	$0.004983	$0.005736	$0.005736	$0.005736	$0.005011
Capital gains	—	—	—	—	—	—	—
Total	$0.005010	$0.005020	$0.004983	$0.005736	$0.005736	$0.005736	$0.005011

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class G	Class I	Class P	Class R
Total annual operating expenses for the
fiscal year ended 9/30/19	0.62%	0.62%	0.62%	0.45%	0.45%	0.45%	0.62%
Annualized expense ratio for the
six-month period ended 3/31/20*	0.54%	0.55%	0.54%	0.41%	0.41%	0.41%	0.54%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects a voluntary waiver of certain fund expenses.

Government Money Market Fund 7

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 10/1/19 to 3/31/20. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class G	Class I	Class P	Class R
Expenses paid per $1,000*†	$2.71	$2.76	$2.71	$2.06	$2.06	$2.06	$2.71
Ending value (after expenses)	$1,005.00	$1,005.00	$1,005.00	$1,005.80	$1,005.80	$1,005.80	$1,005.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 3/31/20, use the following calculation method. To find the value of your investment on 10/1/19, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class G	Class I	Class P	Class R
Expenses paid per $1,000*†	$2.73	$2.78	$2.73	$2.07	$2.07	$2.07	$2.73
Ending value (after expenses)	$1,022.30	$1,022.25	$1,022.30	$1,022.95	$1,022.95	$1,022.95	$1,022.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/20. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

8 Government Money Market Fund

Consider these risks before investing

You can lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time. The values of money market investments usually rise and fall in response to changes in interest rates. Interest rate risk is generally lowest for investments with short maturities (a significant part of the fund’s investments). Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security’s or instrument’s credit quality or value.

Certain securities in which the fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States. Mortgage-backed investments carry the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields.

Government Money Market Fund 9

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares generally are fund shares purchased with an initial sales charge. In the case of your fund, which has no sales charge, the reference is to shares purchased or acquired through the exchange of class A shares from another Putnam fund. Exchange of your fund’s class A shares into another fund may involve a sales charge, however.

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class G shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are available only to Putnam fund-of-funds accounts.

Class I shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to institutional clients and other investors who meet minimum investment requirements.

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are available only to other Putnam funds.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Comparative rates

London Interbank Offered Rate [LIBOR] is set by the British Bankers Association (BBA). It is based on offered interbank deposit rates contributed in accordance with the instructions to BBA LIBOR contributor banks.

Secured Overnight Financing Rate [SOFR] is a broad overnight secured market rate that reflects the rates of U.S. Treasury repurchase agreements [repos]. SOFR is not a creditsensitive rate and is highly correlated to supply and demand dynamics in the repo market.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Lipper U.S. Government Money Market Funds category average is an arithmetic average of the total return of all Lipper U.S. Government Money Market Funds.

S&P 500 Index is an unmanaged index of common stock performance.

10 Government Money Market Fund

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2020, Putnam employees had approximately $402,000,000 and the Trustees had approximately $66,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Government Money Market Fund 11

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

12 Government Money Market Fund

The fund’s portfolio 3/31/20 (Unaudited)

	Principal
REPURCHASE AGREEMENTS (70.8%)*	amount	Value
Interest in $63,000,000 joint tri-party repurchase agreement dated
3/31/20 with BNP Paribas due 4/1/20 — maturity value of $34,000,019 for an effective yield of 0.020% (collateralized by various mortgage backed securities and a U.S. Treasury note with coupon rates ranging from 2.440%
to 5.000% and due dates ranging from 5/15/21 to 3/1/50, valued at $64,260,103)	$34,000,000	$34,000,000
Interest in $412,610,000 joint tri-party repurchase agreement dated
3/31/20 with BofA Securities, Inc. due 4/1/20 — maturity value of $34,137,009 for an effective yield of 0.010% (collateralized by various mortgage backed securities with coupon rates ranging from 1.949% to 6.000% and due dates
ranging from 5/1/25 to 3/1/50, valued at $420,862,200)	34,137,000	34,137,000
Interest in $323,515,000 joint tri-party repurchase agreement dated
3/31/20 with Citigroup Global Markets, Inc. due 4/1/20 — maturity value of
$34,000,019 for an effective yield of 0.020% (collateralized by various mortgage backed securities with coupon rates ranging from 2.500% to 5.000% and due
dates ranging from 12/1/49 to 1/1/50, valued at $329,985,300)	34,000,000	34,000,000
Interest in $210,500,000 joint tri-party repurchase agreement dated
3/31/20 with HSBC Bank USA, National Association due 4/1/20 — maturity value of $34,000,009 for an effective yield of 0.010% (collateralized by various mortgage backed securities with coupon rates ranging from 3.000% to 6.000%
and due dates ranging from 6/1/24 to 2/1/50, valued at $214,710,060)	34,000,000	34,000,000
Total repurchase agreements (cost $136,137,000)		$136,137,000

U.S. GOVERNMENT AGENCY OBLIGATIONS		Maturity	Principal
(24.4%)*	Yield (%)	date	amount	Value
Federal Farm Credit Banks Funding Corporation
discount notes	0.250	11/10/20	$2,000,000	$1,996,903
Federal Farm Credit Banks Funding
Corporation unsec. FRB	1.621	2/1/21	1,150,000	1,149,965
Federal Farm Credit Banks Funding Corporation
unsec. FRB M	1.005	7/26/21	1,000,000	1,001,201
Federal Farm Credit Banks Funding
Corporation unsec. FRB	0.960	10/9/20	850,000	849,775
Federal Farm Credit Banks Funding
Corporation unsec. FRB	0.947	9/25/20	1,200,000	1,199,951
Federal Farm Credit Banks Funding
Corporation unsec. FRB	0.770	10/19/20	1,150,000	1,150,033
Federal Farm Credit Banks Funding
Corporation unsec. FRB	0.735	12/11/20	1,150,000	1,149,936
Federal Home Loan Banks discount notes	0.604	3/1/21	2,000,000	1,988,867
Federal Home Loan Banks discount notes	0.301	2/24/21	400,000	398,903
Federal Home Loan Banks FRB	1.765	1/4/21	1,500,000	1,499,582
Federal Home Loan Banks unsec. bonds	1.632	9/11/20	1,250,000	1,256,726
Federal Home Loan Banks unsec. bonds	1.627	10/23/20	1,200,000	1,199,899
Federal Home Loan Banks unsec. FRB	1.091	9/28/20	1,150,000	1,150,806
Federal Home Loan Banks unsec. FRB	0.130	2/28/22	1,000,000	994,608
Federal Home Loan Banks unsec. FRB	0.075	2/26/21	1,000,000	999,859
Federal Home Loan Mortgage Corporation unsec.
discount notes	0.500	4/7/20	1,650,000	1,649,863
Federal Home Loan Mortgage Corporation unsec.
discount notes	1.583	4/17/20	1,000,000	999,300
Federal Home Loan Mortgage Corporation unsec. FRN	0.050	9/10/20	1,150,000	1,150,000

Government Money Market Fund 13

U.S. GOVERNMENT AGENCY OBLIGATIONS		Maturity	Principal
(24.4%)* cont.	Yield (%)	date	amount	Value
Federal Home Loan Mortgage Corporation unsec. FRN	0.050	4/3/20	$1,150,000	$1,150,000
Federal Home Loan Mortgage Corporation unsec. FRN	0.040	2/19/21	1,150,000	1,150,000
Federal Home Loan Mortgage Corporation unsec. FRN	0.040	8/21/20	1,150,000	1,149,997
Federal Home Loan Mortgage Corporation unsec. FRN	0.040	6/4/20	1,150,000	1,150,000
Federal Home Loan Mortgage Corporation
unsec. notes	1.637	9/29/20	1,275,000	1,274,824
Federal Home Loan Mortgage Corporation
unsec. notes	1.836	5/1/20	645,000	644,748
Federal Home Loan Mortgage Corporation
unsec. notes M	0.330	9/30/21	2,000,000	2,000,000
Federal Home Loan Mortgage Corporation
unsec. notes M	0.160	3/4/22	2,000,000	2,000,000
Federal National Mortgage Association unsec.
discount notes	0.500	5/6/20	576,000	575,720
Federal National Mortgage Association unsec. FRN	0.085	10/30/20	1,150,000	1,150,330
Federal National Mortgage Association unsec. FRN	0.050	1/29/21	1,000,000	999,750
Federal National Mortgage Association unsec. Notes	1.801	6/22/20	1,284,000	1,283,085
Federal National Mortgage Association unsec. Notes	1.529	12/28/20	1,400,000	1,403,393
Federal National Mortgage Association unsec. Notes	1.646	11/30/20	1,500,000	1,498,418
Federal National Mortgage Association unsec. Notes	1.629	7/30/20	700,000	699,667
Federal National Mortgage Association unsec. Notes	0.527	2/26/21	1,775,000	1,788,457
Federal National Mortgage Association unsec. Notes M	0.230	3/16/22	2,000,000	1,996,830
Federal National Mortgage Association unsec. Notes M	0.180	3/9/22	2,000,000	2,000,000
Federal National Mortgage Association unsec. Notes M	0.110	12/3/21	1,325,000	1,325,000
Total U.S. government agency obligations (cost $47,026,396)				$47,026,396

		Maturity	Principal
U.S. TREASURY OBLIGATIONS (5.1%)*	Yield (%)	date	amount	Value
U.S. Treasury Bills	1.578	5/14/20	$1,350,000	$1,347,516
U.S. Treasury Bills	1.552	8/6/20	850,000	845,457
U.S. Treasury FRN M	0.305	7/31/21	2,350,000	2,349,759
U.S. Treasury FRN M	0.224	4/30/21	1,100,000	1,100,046
U.S. Treasury FRN	0.200	1/31/21	1,100,000	1,100,036
U.S. Treasury FRN	0.130	10/31/20	1,100,000	1,099,699
U.S. Treasury FRN	0.128	7/31/20	1,000,000	1,000,010
U.S. Treasury FRN	0.118	4/30/20	1,000,000	1,000,002
Total U.S. treasury obligations (cost $9,842,525)				$9,842,525

TOTAL INVESTMENTS
Total investments (cost $193,005,921)				$193,005,921

Key to holding’s abbreviations

FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period.
Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.

14 Government Money Market Fund

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2019 through March 31, 2020 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $192,413,768.

M This security’s effective maturity date is less than one year.

The dates shown on debt obligations are the original maturity dates.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Repurchase agreements	$—	$136,137,000	$—
U.S. government agency obligations	—	47,026,396	—
U.S. treasury obligations	—	9,842,525	—
Totals by level	$—	$193,005,921	$—

The accompanying notes are an integral part of these financial statements.

Government Money Market Fund 15

Statement of assets and liabilities 3/31/20 (Unaudited)

ASSETS
Investment in securities, at value,(Notes 1 and 6):
Unaffiliated issuers (identified cost $56,868,921)	$56,868,921
Repurchase agreements (identified cost $136,137,000)	136,137,000
Cash	995,394
Interest and other receivables	80,903
Receivable for shares of the fund sold	3,738,574
Prepaid assets	58,142
Total assets	197,878,934

LIABILITIES
Payable for investments purchased	995,151
Payable for shares of the fund repurchased	4,360,174
Payable for compensation of Manager (Note 2)	18,685
Payable for custodian fees (Note 2)	10,160
Payable for investor servicing fees (Note 2)	19,295
Payable for Trustee compensation and expenses (Note 2)	3,908
Payable for administrative services (Note 2)	217
Distributions payable to shareholders	4,880
Other accrued expenses	52,696
Total liabilities	5,465,166

Net assets	$192,413,768

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$192,416,673
Total distributable earnings (Note 1)	(2,905)
Total — Representing net assets applicable to capital shares outstanding	$192,413,768

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value, offering price and redemption price per class A share
($142,062,279 divided by 142,066,873 shares)	$1.00
Net asset value and offering price per class B share ($287,873 divided by 287,901 shares)*	$1.00
Net asset value and offering price per class C share ($2,332,423 divided by 2,332,487 shares)*	$1.00
Net asset value and offering price per class G share ($46,586,114 divided by 46,584,281 shares)	$1.00
Net asset value and offering price per class I share ($10,400 divided by 10,401 shares)	$1.00
Net asset value, offering price and redemption price per class P share
($10,000 divided by 10,000 shares)	$1.00
Net asset value, offering price and redemption price per class R share
($1,124,679 divided by 1,124,730 shares)	$1.00

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

16 Government Money Market Fund

Statement of operations Six months ended 3/31/20 (Unaudited)

INVESTMENT INCOME
Interest	$1,031,766
Total investment income	1,031,766

EXPENSES
Compensation of Manager (Note 2)	190,490
Investor servicing fees (Note 2)	74,050
Custodian fees (Note 2)	4,347
Trustee compensation and expenses (Note 2)	2,810
Administrative services (Note 2)	2,100
Auditing and tax fees	24,066
Blue sky expense	39,718
Other	28,516
Fees waived and reimbursed by Manager (Note 2)	(27,345)
Total expenses	338,752
Expense reduction (Note 2)	(670)
Net expenses	338,082

Net investment income	693,684

Net increase in net assets resulting from operations	$693,684

The accompanying notes are an integral part of these financial statements.

Government Money Market Fund 17

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 3/31/20*	Year ended 9/30/19
Operations
Net investment income	$693,684	$2,074,027
Net realized gain on investments	—	1,213
Net increase in net assets resulting from operations	693,684	2,075,240
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(382,793)	(1,066,799)
Class B	(985)	(3,697)
Class C	(7,606)	(12,722)
Class G	(282,219)	(830,709)
Class I	(60)	(200)
Class M	(22,205)	(159,074)
Class P	(59)	(195)
Class R	(3,282)	(13,274)
Class T1	—	(157)
Increase (decrease) from capital share transactions (Note 4)	68,301,702	(27,048,230)
Total increase (decrease) in net assets	68,296,177	(27,059,817)

NET ASSETS
Beginning of period	124,117,591	151,177,408
End of period	$192,413,768	$124,117,591

* Unaudited.

The accompanying notes are an integral part of these financial statements.

18 Government Money Market Fund

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Government Money Market Fund 19

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio of net
											investment
			Net realized								income (loss)
	Net asset value,		and unrealized	Total from	From net				Net assets,	Ratio of expenses	to average
	beginning	Net investment	gain (loss)	investment	investment	Total	Net asset value, end	Total return at net	end of period	to average net assets	net assets
Period ended	of period	income (loss)	on investments	operations	income	distributions	of period	asset value (%)[a]	(in thousands)	(%)[b]	(%)
Class A
March 31, 2020 **	$1.00	.0050	—	0.0050	(.0050)	(0.0050)	$1.00	.50*	$142,062	.27*c	.46*c
September 30, 2019	1.00	.0177	—[d]	0.0177	(.0178)	(0.0178)	1.00	1.79	61,605.62		1.76
September 30, 2018	1.00	.0100	—	0.0100	(.0099)	(0.0099)	1.00	1.00	98,391.55		.94
September 30, 2017	1.00	.0017	—	0.0017	(.0017)	(0.0017)	1.00	.17	103,469	.57[c]	.17[c]
September 30, 2016†	1.00	—[d]	—	—[d]	—[d]	—[d]	1.00	—*	51,943	.15*c,e	.01*c,e
Class B
March 31, 2020 **	$1.00	.0050	—	0.0050	(.0050)	(0.0050)	$1.00	.50*	$288	.27*c	.48*c
September 30, 2019	1.00	.0177	—[d]	0.0177	(.0178)	(0.0178)	1.00	1.80	182.62		1.77
September 30, 2018	1.00	.0101	—	0.0101	(.0100)	(0.0100)	1.00	1.00	255.55		1.08
September 30, 2017	1.00	.0017	—	0.0017	(.0017)	(0.0017)	1.00	.17	162	.72[c]	.12[c]
September 30, 2016††	1.00	—[d]	—	—[d]	—[d]	—[d]	1.00	—*	24	.10*c,e	—*c,e,f
Class C
March 31, 2020 **	$1.00	.0049	—	0.0049	(.0050)	(0.0050)	$1.00	.50*	$2,332	.27*c	.49*c
September 30, 2019	1.00	.0177	—[d]	0.0177	(.0178)	(0.0178)	1.00	1.79	1,718.62		1.77
September 30, 2018	1.00	.0101	—	0.0101	(.0100)	(0.0100)	1.00	1.00	380.55		1.04
September 30, 2017	1.00	.0017	—	0.0017	(.0017)	(0.0017)	1.00	.17	404	.60[c]	.16[c]
September 30, 2016††	1.00	—[d]	—	—[d]	—[d]	—[d]	1.00	—*	182	.10*c,e	—*c,e,f
Class G
March 31, 2020 **	$1.00	.0057	—	0.0057	(.0057)	(0.0057)	$1.00	.58*	$46,586	.20*c	.57*c
September 30, 2019	1.00	.0192	—[d]	0.0192	(.0193)	(0.0193)	1.00	1.95	48,641.45		1.93
September 30, 2018	1.00	.0117	—	0.0117	(.0116)	(0.0116)	1.00	1.17	42,877.41		1.17
September 30, 2017	1.00	.0026	—	0.0026	(.0026)	(0.0026)	1.00	.26	38,090	.45[c]	.29[c]
September 30, 2016 ‡	1.00	—[d]	—	—[d]	—[d]	—[d]	1.00	—*	28,798	.03*c,e	—*c,e,f
Class I
March 31, 2020 **	$1.00	.0057	—	0.0057	(.0057)	(0.0057)	$1.00	.58*	$10	.20*c	.57*c
September 30, 2019	1.00	.0192	—[d]	0.0192	(.0193)	(0.0193)	1.00	1.95	10.45		1.93
September 30, 2018	1.00	.0117	—	0.0117	(.0116)	(0.0116)	1.00	1.17	10.41		1.17
September 30, 2017	1.00	.0026	—	0.0026	(.0026)	(0.0026)	1.00	.26	10	.45[c]	.28[c]
September 30, 2016†	1.00	—[d]	—	—[d]	—[d]	—[d]	1.00	—*	10	.15*c,e	—*c,e,f
Class P
March 31, 2020 **	$1.00	.0057	—	0.0057	(.0057)	(0.0057)	$1.00	.58*	$10	.20*c	.57*c
September 30, 2019	1.00	.0192	—[d]	0.0192	(.0193)	(0.0193)	1.00	1.95	10.45		1.93
September 30, 2018	1.00	.0117	—	0.0117	(.0116)	(0.0116)	1.00	1.17	10.41		.71
September 30, 2017	1.00	.0026	—	0.0026	(.0026)	(0.0026)	1.00	.26	3,983	.45[c]	.19[c]
September 30, 2016†	1.00	—[d]	—	—[d]	—[d]	—[d]	1.00	—*	10,000	.15*c,e	—*c,e,f

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

20 Government Money Market Fund	Government Money Market Fund 21

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio of net
											investment
			Net realized								income (loss)
	Net asset value,		and unrealized	Total from	From net				Net assets,	Ratio of expenses	to average
	beginning	Net investment	gain (loss)	investment	investment	Total	Net asset value, end	Total return at net	end of period	to average net assets	net assets
Period ended	of period	income (loss)	on investments	operations	income	distributions	of period	asset value (%)[a]	(in thousands)	(%)[b]	(%)
Class R
March 31, 2020 **	$1.00	.0050	—	0.0050	(.0050)	(0.0050)	$1.00	.50*	$1,125	.27*c	.46*c
September 30, 2019	1.00	.0177	—[d]	0.0177	(.0178)	(0.0178)	1.00	1.79	570.62		1.78
September 30, 2018	1.00	.0101	—	0.0101	(.0100)	(0.0100)	1.00	1.00	551.55		1.03
September 30, 2017	1.00	.0017	—	0.0017	(.0017)	(0.0017)	1.00	.17	523	.55[c]	.17[c]
September 30, 2016††	1.00	—[d]	—	—[d]	—[d]	—[d]	1.00	—*	329	.10*c,e	—*c,e,f

* Not annualized.

** Unaudited.

† For the period April 14, 2016 (commencement of operations) to September 30, 2016.

†† For the period June 16, 2016 (commencement of operations) to September 30, 2016.

‡ For the period August 30, 2016 (commencement of operations) to September 30, 2016.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

c Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields of the fund. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets:

	3/31/20	9/30/17	9/30/16
Class A	0.02%	0.08%	0.14%
Class B	0.02	0.18	0.24
Class C	0.02	0.30	0.23
Class G	0.02	0.05	0.01
Class I	0.02	0.05	0.08
Class P	0.02	0.05	0.08
Class R	0.02	0.35	0.23

d Amount represents less than $0.0001.

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such waivers, the expenses of each class reflects a reduction of the following amounts as a percentage of average net assets.

9/30/16
Class A	0.20%
Class B	0.12
Class C	0.12
Class G	0.04
Class I	0.20
Class P	0.20
Class R	0.12

f Amount represents less than 0.01%.

The accompanying notes are an integral part of these financial statements.

22 Government Money Market Fund	Government Money Market Fund 23

Notes to financial statements 3/31/20 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2019 through March 31, 2020.

Putnam Government Money Market Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund invests at least 99.5 percent of the fund’s total assets in cash, U.S. government securities and repurchase agreements that are fully collateralized by U.S. government securities or cash. The fund invests mainly in debt securities that are obligations of the U.S. government, its agencies and instrumentalities and accordingly are backed by the full faith and credit of the United States (e.g., U.S. Treasury bills) or by the credit of a federal agency or government-sponsored entity (e.g., securities issued by Fannie Mae and Freddie Mac). The U.S. government securities in which the fund invests may also include variable and floating rate instruments and when-issued and delayed delivery securities (i.e., payment or delivery of the securities occurs at a future date for a predetermined price). Under normal circumstances, the fund invests at least 80% of the fund’s net assets in U.S. government securities and repurchase agreements that are fully collateralized by U.S. government securities. This policy may be changed only after 60 days’ notice to shareholders. The securities purchased by the fund are subject to quality, maturity, diversification and other requirements pursuant to rules promulgated by the Securities and Exchange Commission. Putnam Management may consider, among other factors, credit and interest rate risks, and characteristics of the issuer or counterparty as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class G, class I, class P and class R shares. Effective December 6, 2018, the Trustees approved the conversion of all existing class T1 shares to class A shares. Following this conversion, class T1 shares were terminated. Effective November 25, 2019, all class M shares were converted to class A shares and are no longer available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Each class of shares is sold without a front-end sales charge. Class A shares are generally not subject to a contingent deferred sales charge, and class G, class I, class P and class R shares are not subject to a contingent deferred sales charge. Class B shares convert to class A shares after approximately eight years and are subject to a contingent deferred sales charge on certain redemptions. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class I shares are intended for institutional and other investors who meet the $5,000,000 minimum investment and who are not purchasing through a financial intermediary. Class G shares are only available to Putnam fund-of-fund accounts. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Class T1 shares were generally not subject to contingent deferred sales charges. The expenses for class A, class B, class C, class G, class I, class P and class R shares may differ based on each class’ distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

24 Government Money Market Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

The valuation of the fund’s portfolio instruments is determined by means of the amortized cost method (which approximates fair value) as set forth in Rule 2a–7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity and is generally categorized as a Level 2 security.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $138,859,805 at the end of the reporting period, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income, including amortization and accretion of premiums and discounts, is recorded on the accrual basis. Gains or losses on securities sold are determined on the identified cost basis.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is

Government Money Market Fund 25

allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The aggregate identified cost on a financial reporting and tax basis is the same.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.440%	of the first $5 billion,	0.240%	of the next $50 billion,
0.390%	of the next $5 billion,	0.220%	of the next $50 billion,
0.340%	of the next $10 billion,	0.210%	of the next $100 billion and
0.290%	of the next $10 billion,	0.205%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.139% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2021, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses in order to enhance the annualized net yield for the fund. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. During the

26 Government Money Market Fund

reporting period, the fund’s expenses were reduced by $27,345 as a result of this limit. This includes the following amounts per class of class specific investor servicing fees from the fund:

Investor servicing fee waived
Class A	$6,780
Class B	15
Class C	113
Class G	183
Class I	—*
Class P	—*
Class R	56
Total	$7,147

* Amount less than $1.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.20% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M and class R shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Effective November 25, 2019, the fund terminated its class M shares.

Class G shares paid a monthly fee based on the average net assets of class G shares at an annual rate of 0.01%.

Class I shares paid a monthly fee based on the average net assets of class I shares at an annual rate of 0.01%.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$66,544	Class M	3,048
Class B	165	Class P	—*
Class C	1,254	Class R	572
Class G	2,466	Total	$74,050
Class I	1

* Amount less than $1.

Government Money Market Fund 27

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $670 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $91, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %
Class B	0.75%	0.00%
Class C	1.00%	0.00%
Class M*	1.00%	0.00%
Class R	1.00%	0.00%

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $89 and $173, respectively, in contingent deferred sales charges from redemptions of class B and class C shares purchased by exchange from another Putnam fund.

A deferred sales charge of up to 1.00% for class A shares may be assessed on certain redemptions. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies in contingent deferred sales charges from redemptions of class A shares purchased by exchange from another Putnam fund.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $11,161,869,022 and $11,089,984,000, respectively. The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

28 Government Money Market Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 3/31/20		YEAR ENDED 9/30/19
Class A	Shares	Amount	Shares	Amount
Shares sold	115,702,757	$115,702,757	58,951,656	$58,951,656
Shares issued in connection with
reinvestment of distributions	375,219	375,219	1,040,946	1,040,946
	116,077,976	116,077,976	59,992,602	59,992,602
Shares repurchased	(35,616,958)	(35,616,958)	(96,768,951)	(96,768,951)
Net increase (decrease)	80,461,018	$80,461,018	(36,776,349)	$(36,776,349)

	SIX MONTHS ENDED 3/31/20		YEAR ENDED 9/30/19
Class B	Shares	Amount	Shares	Amount
Shares sold	127,245	$127,245	85,928	$85,928
Shares issued in connection with
reinvestment of distributions	977	977	3,635	3,635
	128,222	128,222	89,563	89,563
Shares repurchased	(22,458)	(22,458)	(162,516)	(162,516)
Net increase (decrease)	105,764	$105,764	(72,953)	$(72,953)

	SIX MONTHS ENDED 3/31/20		YEAR ENDED 9/30/19
Class C	Shares	Amount	Shares	Amount
Shares sold	1,804,147	$1,804,147	1,693,374	$1,693,374
Shares issued in connection with
reinvestment of distributions	6,151	6,151	10,010	10,010
	1,810,298	1,810,298	1,703,384	1,703,384
Shares repurchased	(1,196,065)	(1,196,065)	(365,234)	(365,234)
Net increase	614,233	$614,233	1,338,150	$1,338,150

	SIX MONTHS ENDED 3/31/20		YEAR ENDED 9/30/19
Class G	Shares	Amount	Shares	Amount
Shares sold	11,051,888	$11,051,888	47,190,543	$47,190,543
Shares issued in connection with
reinvestment of distributions	282,227	282,227	821,390	821,390
	11,334,115	11,334,115	48,011,933	48,011,933
Shares repurchased	(13,386,971)	(13,386,971)	(42,246,885)	(42,246,885)
Net increase (decrease)	(2,052,856)	$(2,052,856)	5,765,048	$5,765,048

	SIX MONTHS ENDED 3/31/20		YEAR ENDED 9/30/19
Class I	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued in connection with
reinvestment of distributions	60	60	198	198
	60	60	198	198
Shares repurchased	—	—	—	—
Net increase	60	$60	198	$198

Government Money Market Fund 29

	SIX MONTHS ENDED 3/31/20*		YEAR ENDED 9/30/19
Class M	Shares	Amount	Shares	Amount
Shares sold	3,623,282	$3,623,282	21,421,515	$21,421,515
Shares issued in connection with
reinvestment of distributions	13,163	13,163	157,780	157,780
	3,636,445	3,636,445	21,579,295	21,579,295
Shares repurchased	(15,017,246)	(15,017,246)	(18,869,302)	(18,869,302)
Net increase (decrease)	(11,380,801)	$(11,380,801)	2,709,993	$2,709,993

	SIX MONTHS ENDED 3/31/20		YEAR ENDED 9/30/19
Class P	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	—	—	—	—
Shares repurchased	—	—	—	—
Net decrease	—	$—	—	$—

	SIX MONTHS ENDED 3/31/20		YEAR ENDED 9/30/19
Class R	Shares	Amount	Shares	Amount
Shares sold	764,091	$764,091	1,745,719	$1,745,719
Shares issued in connection with
reinvestment of distributions	3,250	3,250	13,190	13,190
	767,341	767,341	1,758,909	1,758,909
Shares repurchased	(213,057)	(213,057)	(1,739,458)	(1,739,458)
Net increase	554,284	$554,284	19,451	$19,451

			YEAR ENDED 9/30/19**
Class T1			Shares	Amount
Shares sold			101,709	$101,709
Shares issued in connection with reinvestment of distributions			130	130
			101,839	101,839
Shares repurchased			(133,607)	(133,607)
Net decrease			(31,768)	$(31,768)

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

** Effective December 6, 2018, the fund converted all of its class T1 shares to class A and class T1 shares were no longer available to be purchased.

At the close of the reporting period, a shareholder of record owned 14.2% of the outstanding shares of the fund.

At the close of the reporting period, a fund within the Putnam CollegeAdvantage Program owned 7.5% of the outstanding shares of the fund.

At the close of the reporting period, the Putnam RetirementReady Funds owned 25.8% of the outstanding shares of the fund.

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value
Class I	10,401	100.00%	10,400

30 Government Money Market Fund

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Beginning in January 2020, global financial markets have experienced, and may continue, to experience significant volatility resulting from the spread of a virus known as COVID–19. The outbreak of COVID–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 6: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	BofA Securities, Inc.	BNP Paribas	Citigroup Global Markets, Inc.	HSBC Bank USA, National Association	Total
Assets:
Repurchase agreements**	$34,137,000	$34,000,000	$34,000,000	$34,000,000	$136,137,000
Total Assets	$34,137,000	$34,000,000	$34,000,000	$34,000,000	$136,137,000
Total Financial and Derivative	$34,137,000	$34,000,000	$34,000,000	$34,000,000	$136,137,000
Net Assets
Total collateral received (pledged)†##	$34,137,000	$34,000,000	$34,000,000	$34,000,000
Net amount	$—	$—	$—	$—
Controlled collateral received (including
TBA commitments)**	$—	$—	$—	$—	$—
Uncontrolled collateral received	$34,819,740	$34,680,055	$34,680,000	$34,680,010	$138,859,805
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Government Money Market Fund 31

Note 7: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. The adoption of these amendments is not material to the financial statements.

Note 8: Change in independent accountants

On March 20, 2020, the Audit, Compliance and Distributions Committee of the Trustees of the Putnam Funds approved and recommended the decision to change the Fund’s independent accountant and to not retain KPMG LLP, and on April 3, 2020, upon request of the Putnam Funds, KPMG LLP provided a letter of resignation. During the two previous fiscal years, KPMG LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two previous fiscal years and the subsequent interim period through April 3, 2020: (i) there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG LLP would have caused it to make reference to the subject matter of the disagreements in its report on the Fund’s financial statements for such years, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.

On April 17, 2020, the Audit, Compliance and Distributions Committee of the Trustees of the Putnam Funds approved and recommended the decision to appoint PricewaterhouseCoopers LLP as the Fund’s independent accountant.

32 Government Money Market Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	Robert E. Patterson
London, England SW1A 1ER	George Putnam, III	Richard T. Kircher
	Robert L. Reynolds	Vice President and BSA
Marketing Services	Manoj P. Singh	Compliance Officer
Putnam Retail Management	Mona K. Sutphen
100 Federal Street		Susan G. Malloy
Boston, MA 02110	Officers	Vice President and
	Robert L. Reynolds	Assistant Treasurer
Custodian	President
State Street Bank		Denere P. Poulack
and Trust Company	Robert T. Burns	Assistant Vice President, Assistant
	Vice President and	Clerk, and Assistant Treasurer
Legal Counsel	Chief Legal Officer
Ropes & Gray LLP		Janet C. Smith
	James F. Clark	Vice President,
	Vice President, Chief Compliance	Principal Financial Officer,
	Officer, and Chief Risk Officer	Principal Accounting Officer,
and Assistant Treasurer
Nancy E. Florek
	Vice President, Director of	Mark C. Trenchard
	Proxy Voting and Corporate	Vice President
Governance, Assistant Clerk,
and Assistant Treasurer

This report is for the information of shareholders of Putnam Government Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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SA124 320769 5/20

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(a)(4) Change in registrant's independent public accountant.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 27, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 27, 2020

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: May 27, 2020